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EXHIBIT 10.41


                      EXTENSION OF JOINT VENTURE AGREEMENT

      This Extension of Joint Venture Agreement is entered into by and between SILICON FILM TECHNOLOGIES, INC. ("SILICON") and APPLIED COLOR SCIENCE, INC. ("ACSI"), hereinafter collectively referred to as the "Parties."

         WHEREAS, the Parties previously entered into a Joint Venture Agreement
(JVA) effective October 9, 2007 which terminated on April, 6, 2008 and the parties wish to extend the joint venture therein for the continued purpose of developing a functional prototype of the electronic film system with modular and upgradeable image sensors, memory, display, I/O features and 35mm-quality video capture;

         NOW THEREFORE BE IT RESOLVED, in consideration of the mutual covenants, promises, warranties and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties agree as follows:

     1. EXTENSION. The Parties agree to extend the Joint Venture Agreement previously entered into on October 9, 2007. The JVA shall terminate upon the earlier of the following events (a) ACSI's successful development and demonstration to SILICON of a functional prototype of the electronic film system; (b) October 6, 2008 or (c) upon mutual consent of the parties as indicated in paragraph 9 of the JVA.

     2. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Facsimile signatures and emailed signatures shall constitute originals for purposes of execution and delivery of this Extension of Joint Venture Agreement.

     3. EFFECTIVE DATE. This Extension of Joint Venture Agreement shall be effective as of April 6, 2008 regardless of when it is signed.


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IN WITNESS WHEREOF, the parties hereto have executed this Extension of Joint
Venture Agreement.


SILICON FILM TECHNOLOGIES, INC.                     APPLIED COLOR SCIENCE, INC.

/s/ Sebastien C. Dufort                            /s/ Matt Whalen
------------------------------                     -----------------------------
Signature                                           Signature

   Sebastien C. Dufort                                Matt Whalen
------------------------------                     -----------------------------
Print Name                                         Print Name

  President                                        President
------------------------------                     -----------------------------
Title                                               Title

  April 6, 2008                                     April 6, 2008
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Date                                               Date